CONVERTIBLE SENIOR DEBENTURES	0 Months Ended
Dec. 31, 2014
Convertible Senior Debentures [Abstract]
Convertible Senior Debentures

NOTE 13—CONVERTIBLE SENIOR DEBENTURES:

Convertible senior debentures amounted to $530 million principal amount at both December 31, 2014 and 2013.

The convertible debentures at December 31, 2014 consist of the 0.25% convertible senior debentures due 2026. These convertible senior debentures include a “net share settlement” feature according to which the principal amount will be paid in cash and in case of conversion, only the residual conversion value above the principal amount will be paid in Teva shares. Due to the “net share settlement” feature, exercisable at any time, these convertible senior debentures are classified in the balance sheet under short-term debt. The earliest redemption by its holders is February 1, 2016.